UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                         APRIL 27, 2006 (APRIL 21, 2006)
                Date of Report (Date of earliest event reported)

                              EGPI FIRECREEK, INC.
             (Exact name of registrant as specified in its charter)

          NEVADA                    000-32507                  88-0345961
(State or other jurisdiction      (Commission                 (IRS Employer
      of incorporation)             File No.)                Identification No.)

                              6564 SMOKE TREE LANE
                              SCOTTSDALE, AZ 85253

          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (480) 948-6581



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)


|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.03 CREATION OF A DIRECT  FINANCIAL  OBLIGATION OR AN OBLIGATION  UNDER AN
OFF-BALANCE  SHEET  ARRANGEMENT  OF  A  REGISTRANT

On April 21, 2006, EGPI Firecreek,  Inc. (the  "Firecreek")  issued a promissory note in the face amount of $687,500 (the "Note") to Dutchess Private Equities Fund, L.P. (the "Fund") and Dutchess Private Equities Fund, II, L.P. (the "Fund II", together with the Fund, "Dutchess"). The Note bears no interest and matures on April 21, 2007. The Note was issued in connection with that certain
Investment Agreement entered into by and between Firecreek and Dutchess establishing an Equity Line of Credit (the "Equity Line").

Payments made by Firecreek in satisfaction of the Note are to be paid from each Put pursuant to the Equity Line. Firecreek shall make payments to Dutchess in the amount of the greater of (i) one hundred percent (100%) of each Put to Dutchess from Firecreek; or (ii) $57,291.67 until the face amount of the Note is paid in full, minus any fees due. The first payment on the Note will be due on June 1, 2006 and each subsequent payment will be made at the closing of each Put until the Note is paid in full. As collateral, Firecreek has agreed to issue forty (40) Put Notices to Dutchess for the full amount applicable under the Equity Line. In the event that the principal amount of the Note is not paid in full upon maturity, Dutchess shall be entitled to a ten percent (10%) penalty and an additional two and one-half percent (2.5%) per month paid as liquidated damages, compounded daily.

In the event of default, Dutchess may elect to secure a portion of Firecreek's assets not to exceed two hundred percent (200%) of the face amount of the Note. Moreover, in the event of default, Dutchess may switch the residual amount owing under the Note to a three-year, eighteen percent (18%) interest bearing debenture with principal and accrued interest convertible into the lesser of (i) fifty percent (50%) of the lowest closing bid price during the fifteen (15) trading days immediately preceding the convertible maturity date or (ii) 100% of the lowest bid price for the twenty (20) trading days immediately preceding the convertible maturity date. Firecreek has agreed to give certain registration rights for the underlying shares of common stock.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits


99.1     Promissory Note, dated April 21, 2006.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.


                                          EGPI FIRECREEK, INC.
                                          (formerly Energy Producers, Inc.)

                                   By:    /s/ DENNIS R. ALEXANDER
                                          Chairman and Chief Financial Officer

April 27, 2006




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                                  EXHIBIT INDEX




EXHIBIT
NUMBER          DESCRIPTION

         99.1   Promissory Note, dated April 21, 2006.